Supplement Dated January 21, 2000
to the Prospectus Dated October 29, 1999 of American Express Variable Portfolio Funds.

The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Growth Fund. The following paragraph replaces the paragraph on Mitzi Malevich:

Lisa Costa, senior portfolio manager, joined AEFC in January 2000. From 1985-1999 she was vice president and portfolio manager for Franklin Advisors at Franklin Templeton Group of Funds. She also serves as portfolio manager of AXP Growth Fund.


S-6466-41 A (1/00)
*Valid until next prospectus update.